U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported) July 7, 2005 (July 6, 2005)





                                SPATIALIGHT, INC.
               (Exact Name of Registrant as Specified in Charter)


              New York                   000-19828              16-1363082
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    (State or Other Jurisdiction        (Commission            (IRS Employer
          of Incorporation)            File Number)         Identification No.)



 Five Hamilton Landing, Suite 100, Novato, California         94949
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       (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (415) 883-1693
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          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS



Item 1.01         Entry into a Material Definitive Agreement.

Item 9.01         Financial Settlements and Exhibits.


                  SIGNATURES


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Item 1.01 Entry into a Material Definitive Agreement.

      On July 6, 2005, SpatiaLight, Inc. and Theodore Banzhaf, our Executive Vice President of Strategic Planning, agreed to amend the terms of Mr. Banzhaf's employment with us pursuant to an employment agreement amendment (see Exhibit 10.1) and an amendment to a Time Accelerated Restricted Stock Option Award Plan (TARSAP, See Exhibit 10.2).

      Pursuant to the Amendments, the term of Mr. Banzhaf's employment has been extended until July 7, 2007. In consideration for Mr. Banzhaf continuing to receive an annual salary of $360,000, the amended TARSAP provides that the exercise price of 175,000 vested options to purchase our common shares owned by Mr. Banzhaf has been increased from $5.00 to $7.50.


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Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits.

            10.1 Employment Amendment No. 1 (The original Employment Agreement was filed as an exhibit to the Company's quarterly report on Form 10-Q filed with the SEC on August 14, 2003).

            10.2 TARSAP Amendment No. 2 (The original Amended and Restated TARSAP was filed as an exhibit to the Company's quarterly report on Form 10-Q filed with the SEC on May 13, 2004).



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 7, 2005





                                        SPATIALIGHT, INC.


                                        By:  /s/ Robert A. Olins
                                             -----------------------------------
                                             Name:  Robert A. Olins
                                             Title: Chief Executive Officer
                                             (Principal Executive, Financial and
                                             Accounting Officer)



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